                                                              EXHIBIT 99.302CERT

     CERTIFICATION PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002
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     In connection with the  shareholder  report of American  Century  Strategic
Asset  Allocations,  Inc. (the "Registrant") on Form N-CSR for the period ending
November 30,  2008 (the  "Report"),  we, the  undersigned,  certify,  pursuant to
Section 906 of the Sarbanes-Oxley Act of 2002, that:

          (1)  The Report fully complies with the  requirements of Section 15(d)
               of the Securities Exchange Act of 1934; and

          (2)  The information  contained in the Report fairly presents,  in all
               material  respects,   the  financial  condition  and  results  of
               operations of the Registrant.

Dated: January 29, 2009

                                     /s/  Jonathan S. Thomas
                                     -------------------------------------------
                                     Jonathan S. Thomas
                                     President
                                     (chief executive officer)

                                     /s/  Robert J. Leach
                                     -------------------------------------------
                                     Robert J. Leach
                                     Vice President, Treasurer, and
                                     Chief Financial Officer
                                     (chief financial officer)